SEMI-ANNUAL REPORT
                                  JUNE 30, 1999

                                TABLE OF CONTENTS


            SHAREHOLDER LETTER. . . . . . . . . . . . . . . .1

            ECONOMIC OUTLOOK. . . . . . . . . . . . . . . . .3

            SCHEDULE OF INVESTMENTS . . . . . . . . . . . . .5

            STATEMENT OF ASSETS AND LIABILITIES . . . . . . .7

            STATEMENT OF OPERATIONS . . . . . . . . . . . . .8

            STATEMENT OF CHANGES IN NET ASSETS. . . . . . . .9

            NOTES TO FINANCIAL STATEMENTS . . . . . . .   . 10

            FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . 13

            YEAR 2000 INVESTOR UPDATE . . . . . . . . . . . 15

                                                  June 30, 1999


Dear Shareholder:

     We are pleased to report to our shareholders that the Amerindo Technology Fund Class A shares achieved a stunning gain of 119.57% (without sales charge) for the six months ended June 30, 1999. The Class D shares for the same period returned 117.78%.

We attribute a large part of these impressive gains over the past six months to the broadening of the stock market away from large cap growth stocks. The market's major theme has become the expansion of earnings stories. Our earlier call for a correction in our emerging technology sector, heavily weighted towards the Internet, is on track. In April, we had expected a six-month decline with individual stocks correcting 40% plus from their highs. By making a well-timed shift and moving a portion of our portfolio to cash, we were able to sustain our performance. We believe that the bulk of the correction is now behind us and the fourth quarter should see a major resumption of strength in technology.

Early in 1999 we made the decision to lower the investment minimums to make our Fund available to all potential investors interested in being a part of what we believe will offer the most significant investment opportunities for the Fund over the next three to five years, namely, the Internet. The response was extremely positive and the assets of the Fund nearly tripled to $178 million as of June 30, 1999. We also recently established an automatic investment program so our shareholders could invest strategically by adding to their holdings during periodic market corrections in our sector. This philosophy has served us well as a fundamental underpinning of our management style for over two decades.

Our outlook for emerging technology remains extremely positive. We would like to highlight two stocks that recently became public and that we find particularly attractive for our Fund to own.

ARIBA was added to the Fund during the second quarter. They are the leading provider of Internet and Internet-based business-to-business electronic commerce solutions for operating resources. The company enables organizations to automate the procurement cycle within their own "intranets", namely, the internal computer networks that are based on the Internet protocol. Their recently launched Ariba.com network is a global business-to-business electronic commerce network for operating resources that enables buyers and suppliers to automate transactions on the Internet. Over the past 30 years, information technologies have brought automation to departmental operations such as manufacturing resource planning, financial management, sales force automation and human resource management. However, the information technology platforms that made departmental automation possible did not provide enterprise-wide connectivity within organizations or connectivity between organizations. Thus, the processes linking end-users to approvers and organizations to suppliers for operating resources still remain largely paper-based.

With the widespread implementation of intranets and the adoption of the Internet as a business communication platform, organizations can now automate enterprise-wide and inter-organizational commerce activities. The availability of this technology creates a significant market opportunity for Internet-based business-to-business electronic commerce solutions for operating resources.


     MP3.COM is at the forefront of a new Internet-based technology for inexpensively compressing audio-visual data that will dramatically alter the way recorded music is distributed. In recent years consumers have increasingly used their computers to play music. Consumers can now play CDs on their computers with the ease and fidelity formerly associated only with stereo systems. However, music files can be very large; storing and transferring audio files is expensive and slow. To address this problem, compression formats have been developed such as the MP3 standard that MP3.com uses. MP3.com, however, is not about the MP3 compression format; it is about pioneering a revolutionary approach to the promotion and distribution of music, benefiting both artists and consumers. The company offers its artists a distribution model that allows them to upload and promote their music through their own MP3.com webpage for no charge; control pricing of their music, and achieve superior economics through revenue sharing on the sales of their digital audio music (DAM) CDs. Internationally recognized artists can promote their music to a global audience in new ways that didn't exist before. Artist discovery is facilitated by allowing users to browse the site alphabetically through geographical classifications from countries to local towns or by music genre and style.

     As we near our three-year anniversary of the Amerindo Technology Fund we would like to thank the shareholders who have remained loyal supporters of our unique investment approach. We continue to expend a large proportion of our analytical and valuation talent on the evolution of the Internet as we continue to believe that companies in the Internet and related sectors offer the most compelling long-term investment opportunities for our shareholders. We have consistently stated, and it bears repeating, that the Fund is designed for long term investors who can accept above average levels of price fluctuations, and who understand that this volatility is inherent in high performance growth stock investing.


AMERINDO TECHNOLOGY FUND



/s/ Alberto W. Vilar          /s/ Gary A. Tanaka
--------------------          ------------------
Alberto W. Vilar              Gary A. Tanaka

                                ECONOMIC OUTLOOK

     We address three key issues in this letter: recent trends in interest rates and inflation affecting the market; the broadening of the market which is the principal development this year; and, our assessment of the ongoing correction in the Internet sector.

     The current expansion is now 100 months old. It is already the most durable peacetime expansion on record and in six months, it will be the longest expansion ever. An important new factor responsible for a good deal of the economy's impressive performance has been a swing in corporate attitudes away from the perception that revenues could be boosted by inflationary price hikes to an emphasis on reducing costs and boosting productivity gains. A record share of real GDP is being ploughed back into capital spending, notably on information technology equipment, which also serves to boost aggregate demand in the economy. This has led to a substantial increase in productivity growth from the 1980s. With capital investments continuing to grow as a share of GDP, productivity growth could exceed 3% in 1999 and 2000, identical to the experience of the 1960s. The revolutionary Internet-based productivity could eventually surpass the growth rates of three decades ago. We do not believe that 31/2% productivity growth is an aberration, but rather is a result of emerging digital technologies, which permit the economy to utilize underemployed labor, substitute capital for labor, and avail itself of the global labor pool. The increasingly knowledge -based foundation of the economy, aided by low cost telecommunications, is facilitating the worldwide export of workloads.

     Inflation has remained subdued because of competitive pressures and excess capacity, which could intensify during the second half, when domestic demand should moderate. This should leave core inflation at its current negligible rate intact for this year. In fact, in each of the past seven years, core inflation was lower during the second half than during the first half.

     Debate has raged over the Fed's perceived need to raise interest rates to keep inflation in check. We believe that the Fed's recent token tightening is not motivated by its traditional focus on inflation fighting; rather, it is an aftermath of last summer's efforts to mitigate the worst banking situation in half a century. The Fed may well decide to systematically claw back most of the 75-basis point crisis-inducing-easing over the next few quarters. To do otherwise and maintain shorter rates at a crisis determined level could put a fully-employed economy at unnecessary risk. The worsening of the debt emergency and last year's hedge fund debacle helped to drive yields below 5%. With these problems largely behind us, yields have returned to more appropriate levels.

     We continue to believe that the major story for the stock market this year is its ongoing broadening from the huge concentration of money that was invested in large cap growth stocks, which are now vastly overvalued. Investors will be forced to gradually contemplate substituting the world economic and financial system risk that they've stressed in their analyses for individualized risks unique to specific investment portfolios instead. Last year, investors weathered a very testing world economic climate by sheltering their ownership of equities in concentrations of the high profile large cap companies. With the world financial crisis gradually dissipating this year, it is no longer crucial to own the pure blue chip multinationals. This broadening of the market will take many quarters, if not years. Given the degree of over-ownership in the present crop of the so-called "nifty-fifty" stocks, the unraveling process will not be straightforward for the market. The process of shifting to more volatile, less-predictable earnings growth will also cause very significant portfolio disruptions. Trading down in quality means buying companies that fall outside of the confines of very highly valued growth companies that were yesterday's success stories. Investors will then have to cope with an increasing number of companies that will see their businesses impacted negatively by Internet-based competition. In the once-in-a-generation transformation of the economy that we believe the Internet will usher in, there will be numerous companies like Compaq and Merrill Lynch that were hurt by new Internet companies like Dell and Schwab.

     We indicated in our first quarter report that we believed that the Internet sector, which is the basic building block of our Third Generation of Computing in 40 years, was likely to correct. This has pretty much happened as we expected. While we remain convinced that a new bull market cycle in emerging technology started last October, technology stocks historically undergo 40% plus periodic corrections from their highs. Many of the top Internet stocks have already receded a like amount from their April peaks. We predict investors will probably become confused and discouraged near term when the broad market has its overdue correction of its own, simultaneous with the Internet stocks completing a basing process that will set the stage for another major up-leg likely to get underway in the fourth quarter.

     The Internet continues to roll out at a near-exponential rate. The Internet has emerged as the fastest growing communications medium in history and is dramatically changing how businesses and individuals communicate and share information. The Internet has also created many new opportunities for conducting electronic commerce. Recently, the widespread adoption of intranets and the acceptance of the Internet as a business communications platform has created a foundation for business-to-business e-commerce. Poised for very rapid growth, it offers the potential for organizations to streamline complex processes, lower costs and improve productivity. Another important new area undergoing dynamic growth is online auctions, which could potentially be one of the most valuable innovations fostered by the Internet. Dynamic auction pricing is creating far more competitively priced and vastly deeper markets.

     Our conclusion is that while the broad market is vulnerable to a major correction, our own emerging technology sector has already sustained a major correction since April and will soon be poised to outperform once again as more and more investors acknowledge the fact that Internet technology is rapidly promoting the largest transformation of the US economy in a generation.

                            AMERINDO TECHNOLOGY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

COMMON STOCKS - 68.33%
                                                                      MARKET
SHARES                                                                VALUE
------                                                                -----

     72,500   +Amazon.com, Inc. ..............................        $9,071,562
     60,000   +America Online ................................         6,630,000
    144,500   +Ariba, Inc. ...................................        14,052,625
    305,000   +Artisan Components, Inc. ......................         3,545,625
     40,000   +broadcast.com .................................         5,342,500
     52,000   +Broadcom Corporation ..........................         7,517,250
     37,500   +Centocor, Inc. ................................         1,748,437
    200,000   +Critical Path, Inc. ...........................        11,062,500
     55,000   +ebay, Inc. ....................................         8,305,000
    185,000   +eToys, Inc. ...................................         7,538,750
     70,000   +Exodus Communications .........................         8,395,625
     25,000   +Geltex Pharmaceuticals, Inc. ..................           450,000
     25,000   +Gilead Sciences, Inc. .........................         1,306,250
     55,000   +Inktomi Corporation ...........................         7,180,938
      1,900   +Momentum Business Applications, Inc. ..........            13,419
    112,500   +Siebel Systems, Inc. ..........................         7,467,188
    .60,000   +The Vantive Corporation .......................           686,250
    125,000   +Yahoo! Inc. ...................................        21,531,250
                                                                    ------------
              TOTAL COMMON STOCKS
                    (Cost $101,590,485) ......................       121,845,169
                                                                    ------------


The accompanying notes are an integral part of these financial statements.



                                       5


                            AMERINDO TECHNOLOGY FUND
                      SCHEDULE OF INVESTMENTS - CONTINUED
                                 JUNE 30, 1999
                                  (UNAUDITED)


SHORT TERM INVESTMENTS - 62.03%

PRINCIPAL
AMOUNT
------

              U.S. GOVERNMENT SECURITIES - 30.91%
 55,150,000   U.S. Treasury Bill, 3.74%, 07/08/99 ............        55,109,893
                                                                    ------------

              COMMERCIAL PAPER - 31.12%
  8,100,000   American Express, 5.50%, 07/01/99 ..............         8,100,000
  8,100,000   Associates Corporation, 5.50%, 07/01/99 ........         8,100,000
  8,100,000   Associates First Capital, 5.50%,  07/01/99 .....         8,100,000
  6,900,000   Chrysler Corp., 5.00%, 07/01/99 ................         6,900,000
  8,100,000   Ford Motor Co., 5.01%, 07/01/99 ................         8,100,000
  8,100,000   Northern Trust Co., 5.50%, 07/01/99 ............         8,100,000
  8,100,000   Prudential, 5.35%, 07/01/99 ....................         8,100,000
                                                                    ------------
              Total Commercial Paper .........................        55,500,000
                                                                    ------------

              TOTAL SHORT TERM INVESTMENTS
                    (Cost $110,609,894) ......................       110,609,893

              TOTAL INVESTMENTS
                    (Cost $212,200,379) .......        130.36%       232,455,062

              LIABILITIES LESS
                    CASH AND OTHER ASSETS .....         (30.36)%     (54,137,273)
                                                       -------      ------------

              TOTAL NET ASSETS ................         100.00%     $178,317,789
                                                       =======      ============


(1) Federal Tax Information: At June 30, 1999 the net unrealized appreciation based on cost for Federal Income tax purposes of $212,200,379 was as follows:

Aggregate gross unrealized appreciation for all investments
    in which there was an excess of value over cost ..........       $23,015,199
Aggregate gross unrealized depreciation for all investments
in which there was an excess of cost over value ..............        (2,760,515)
 Net unrealized appreciation .................................       $20,254,684

+Non-income producing security


     The accompanying notes are an integral part of these financial statements.

                            AMERINDO TECHNOLOGY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999
                                   (UNAUDITED)


ASSETS:
Investments in securities, at value (cost $212,200,379) (Note 2)   $ 232,455,062
Cash at custodian bank .........................................         197,941
Receivable for fund shares sold ................................       3,068,217
Interest receivable ............................................           8,241
Deferred organization expenses (Note 2) ........................         131,279
Prepaid expenses ...............................................          98,373
Other assets ...................................................           4,350
                                                                   -------------
Total Assets ...................................................     235,963,463
                                                                   -------------

LIABILITIES:
Payables:
Fund shares redeemed ..........................$ 1,557,730
Securities purchased .......................... 55,907,105
Advisory fees, net (Note 4) ...................    129,649
Accrued expenses ..............................     51,190
                                               -----------
Total Liabilities ..............................................      57,645,674
                                                                   -------------
NET ASSETS .....................................................   $ 178,317,789
                                                                   =============

NET ASSETS:
Class A Shares:
Net assets applicable to 207,015 shares;
     one billion shares authorized; $.001 par value ............   $   6,176,488
                                                                   =============
Net asset value and redemption price per
     Class A Share ($6,176,488/207,015 shares) .................   $       29.84
                                                                   =============
Offering price per share ($29.84 / .96) ........................   $       31.08
                                                                   =============
Class D Shares:
Net assets applicable to 5,807,358 shares;
     one billion shares authorized; $.001 par value ............   $ 172,141,301
                                                                   =============
Net asset value, offering and redemption price per
     Class D Share ($172,141,301 / 5,807,358 shares) ...........   $       29.64
                                                                   =============
NET ASSETS CONSIST OF:
Capital stock ..................................................   $       6,014
Additional paid in capital .....................................      75,543,939
Net investment loss ............................................        (295,801)
Net realized gain on security transactions .....................      82,808,953
Net unrealized appreciation on investments .....................      20,254,684
                                                                   -------------
Net Assets .....................................................   $ 178,317,789
                                                                   =============


     The accompanying notes are an integral part of these financial statements.

                              AMERINDO TECHNOLOGY FUND
                              STATEMENT OF OPERATIONS



                                                                     FOR THE
                                                                    SIX MONTHS
                                                                      ENDED
                                                                   JUNE 30, 1999
                                                                    (UNAUDITED)
                                                                    -----------
INVESTMENT INCOME:
Interest .....................................................      $   947,748
Other ........................................................           31,825
                                                                    -----------
Total Investment Income ......................................          979,573
                                                                    -----------

Expenses:
Investment advisory fees (Note 4) ......................  $  847,938
     Distribution fees- Class D (Note 5) ...............     137,042
     Distribution fees- Class A (Note 5) ...............       8,546
     Professional fees .................................     108,884
     Administration and accounting fees ................      69,852
     Transfer agent fees ...............................      44,185
     Miscellaneous .....................................      33,652
      Directors' fees and expenses .....................      32,502
     Registration fees .................................      30,000
     Printing expense ..................................      28,316
     Amortization of organization expenses (Note 2 ) ...      27,769
     Interest expense ..................................      19,125
                                                          ----------
     Total expenses ....................................   1,387,811

Less:
     Reimbursed expenses (Note 4) ......................    (112,437)
                                                          ----------
     Net expenses ............................................        1,275,374
                                                                    -----------
     Net investment loss .....................................         (295,801)
                                                                    -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS: (Note 2)

Net realized gain from investment
     transactions ............................................       83,422,376
Net change in unrealized appreciation of
  investments ................................................       (4,853,080)
                                                                    -----------
Net realized and unrealized gain .............................
  on investments .............................................       78,569,296
                                                                    -----------
Net increase in net assets resulting
     from operations .........................................      $78,273,495
                                                                    ===========









The accompanying notes are an integral part of these financial statements

                            AMERINDO TECHNOLOGY FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                          FOR THE
                                                     SIX MONTHS ENDED       FOR THE
                                                      JUNE 30, 1999       YEAR ENDED
                                                       (UNAUDITED)    DECEMBER 31, 1998
                                                       -----------    -----------------


Net investment loss ................................   $    (295,801)   $    (997,201)
Net realized gain from investment transactions .....      83,422,376       11,408,771
Net change in unrealized appreciation of investments      (4,853,080)      21,783,873
                                                       -------------    -------------
Net increase net assets resulting from operations ..      78,273,495       32,195,443

Net capital share transactions (Note 6 ) ...........      35,046,849       (7,389,154)
                                                       -------------    -------------

Net increase in net assets .........................     113,320,344       24,806,289

NET ASSETS:
Beginning of period ................................      64,997,445       40,191,156
                                                       -------------    -------------

End of period ......................................   $ 178,317,789    $  64,997,445
                                                       =============    =============










The accompanying notes are an integral part of these financial statements.

                              AMERINDO TECHNOLOGY FUND
                     NOTES TO FINANCIAL STATEMENTSJUNE 30, 1999
                                    (UNAUDITED)

     NOTE 1. ORGANIZATION

     The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland Corporation incorporated on February 6, 1996, which commenced operations on October 29, 1996. The Fund is an open-end, non-diversified management investment company under the Investment Company Act of 1940, authorized to issue one billion shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Fund's investment objective is to seek long-term capital appreciation by investing in the common stocks of technology companies.

     The Fund offers two classes of shares to investors, Class A and Class D shares. Class A shares are sold subject to an initial sales load of up to 5.75% with a minimum investment of $2,500. Class D shares are sold without an initial sales load with a minimum investment of $2,500.

     The Fund is the only current series of the Amerindo Funds Inc.

     NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     SECURITY VALUATION -- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors (the "Board"), including use of an independent pricing service or services which use prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions.

     Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined should represent fair value.

     FEDERAL INCOME TAXES -- For the year ended December 31, 1998, the Fund did not qualify as a regulated investment company. However, in all subsequent years, the Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Subsequent to December 31, 1998, the Fund's management elected to change the fiscal year-end for tax reporting purposes to October 31, 1999 and for all subsequent years. As a result, the Fund was not required to record a provision for deferred taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes."

     DIVIDENDS AND DISTRIBUTIONS -- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     ORGANIZATION EXPENSES -- In April 1998, Statement of Position 98-5, "Reporting on Costs of Start-Up Activities" ("SOP 98-5"), was issued requiring start-up costs and organization costs to be expensed as incurred. SOP 98-5 exempted investment companies that met certain criteria from retroactively applying the provisions of this pronouncement and allowed them to continue to amortize start-up costs and organization costs over the remaining amortization period.

                            AMERINDO TECHNOLOGY FUND
                   NOTES TO FINANCIAL STATEMENTSJUNE 30, 1999
                                   (UNAUDITED)


     During its organization and initial registration with the Securities and Exchange Commission ( the "SEC"), the Fund incurred organization expenses of $279,807. In accordance with the provisions of SOP 98-5, the Fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Fund's commencement of operations. During the six months ended June 30, 1999, $27,769 was amortized.

     OTHER -- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

     YEAR 2000 SYSTEMS COSTS -- The Fund utilizes software and related technologies throughout its business that will be affected by the date change in the year 2000. The Fund is in the process of evaluating the full scope and related costs to insure that its systems continue to meet its internal needs and those of its customers. Anticipated costs for system modifications will be expensed as incurred and are not expected to have a material impact on the Fund's results of operations. However, the Fund cannot measure the impact that the Year 2000 issue will have on its investments, vendors, suppliers, customers and other parties with whom it conducts business.

     NOTE 3. PURCHASES AND SALES OF SECURITIES

     The cost of purchases and sales of investment securities (other than short-term investments), for the six months ended June 30, 1999, aggregated approximately $158,503,000 and $168,717,000.

     NOTE 4. INVESTMENT ADVISORY AGREEMENT

     The Fund has an agreement with Amerindo Investment Advisors Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1.50% (1.50% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Board.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.50% and 2.25% of the average daily net asset values of the Class A shares and Class D shares, respectively.

     For the six months ended June 30, 1999, the Advisor earned advisory fees of $847,938 and reimbursed the Fund $112,437 in expenses.

     The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting, and administrative services to the Fund. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws. Costs incurred totaled $114,037 for the six months ended June 30, 1999.

     NOTE 5. DISTRIBUTION FEES

     The Board of Directors has adopted a distribution plan ("the Plan") applicable to the Fund under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. Pursuant to the Plan, registered broker-dealers and qualified recipients will be reimbursed by the Fund for distribution expenditures up to a limit of 0.50% of 1% and 0.25% of 1% on Class A Shares and Class D Shares, respectively.

                            AMERINDO TECHNOLOGY FUND
                   NOTES TO FINANCIAL STATEMENTSJUNE 30, 1999
                                   (UNAUDITED)


     For the six months ended June 30, 1999, the Fund incurred distribution expenditures of $8,546 and $137,042 on Class A shares and Class D shares, respectively.

     NOTE 6. FUND SHARE TRANSACTIONS

     At June 30, 1999 there were one billion shares of $0.001 par value capital stock authorized. Transactions in capital stock during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:



                                                                                 CLASS A SHARES:
                                                                       FOR THE                     FOR THE PERIOD
                                                                  SIX MONTHS ENDED                 AUGUST 3, 1998*
                                                                   JUNE 30, 1999                        THROUGH
                                                                     (UNAUDITED)                   DECEMBER 31, 1998
                                                                     -----------                   -----------------

                                                             Shares        Amount            Shares        Amount
                                                             ------        ------            ------        ------
Shares sold ........................................        177,460    $  4,069,957          60,778    $    589,063
Shares issued for reinvestment dividends and
     distribution from realized gains ..............              0               0               0               0
Shares redeemed (net of redemption fees
     retained of $16,378 and $563, respectively) ...        (29,576)       (725,950)         (1,647)        (18,270)
                                                            -------    ------------          ------    ------------
Net increase .......................................        147,884    $  3,344,007          59,131    $    570,793
                                                            -------    ------------          ------    ------------


* Commencement of operations of Class A shares


                                                                                     CLASS D SHARES:
                                                                       FOR THE                     FOR THE PERIOD
                                                                  SIX MONTHS ENDED                 AUGUST 3, 1998*
                                                                   JUNE 30, 1999                        THROUGH
                                                                     (UNAUDITED)                   DECEMBER 31, 1998
                                                                     -----------                   -----------------

                                                             Shares        Amount            Shares        Amount
                                                             ------        ------            ------        ------


Shares sold ........................................      2,154,407    $ 55,337,807         779,033       6,936,614
Shares issued for reinvestment dividends and
     distribution from realized gains ..............              0               0               0               0

Shares redeemed (net of redemption fees
     retained of $155,030 and $11,529, respectively)     (1,063,050)    (23,634,965)     (1,518,536)    (14,896,561)
                                                         ----------    ------------       ---------    ------------
Net increase (decrease) ............................      1,091,357    $ 31,702,842        (739,503)   $ (7,959,947)
                                                         ----------    ------------       ---------    ------------


     NOTE 7. CONCENTRATION OF CREDIT RISK

     The Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than would be a comparable general equity fund.

                            AMERINDO TECHNOLOGY FUND
                       FINANCIAL HIGHLIGHTS CLASS A SHARES
             (For a fund share outstanding throughout each period)


                                                       FOR THE PERIOD
                                                        FOR THE SIX    AUGUST 3, 1998
                                                        MONTHS ENDED  (COMMENCEMENT OF
                                                       JUNE 30, 1999  OPERATIONS) THROUGH
                                                        (UNAUDITED)    DECEMBER 31, 1998
                                                        -----------    -----------------


Net asset value, beginning of period .................   $      13.59   $     8.44
                                                         ------------   ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ..................................          (0.06)       (0.10)
Net realized and unrealized gain (loss) on investments          16.31         5.25
                                                         ------------   ----------
Total from investment operations .....................          16.25         5.15
                                                         ------------   ----------

LESS DISTRIBUTIONS:
Dividends from net investment income .................           0.00         0.00
Distributions from realized gains from security
      transactions ...................................           0.00         0.00
                                                         ------------   ----------
Total distributions ..................................           0.00         0.00
                                                         ------------   ----------
Net asset value, end of period .......................   $      29.84   $    13.59
                                                         ============   ==========
Total return** .......................................         119.57%       61.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) .................      $   6,176     $    803
Ratio of expenses to average net assets ..............           2.64%*       2.86%*
Ratio of expenses to average net assets,
      net of reimbursement ...........................           2.50%*       2.50%*
Ratio of net investment income (loss) to average
     net assets ......................................           (.66%)*     (2.76%)
*Ratio of net investment income (loss) to average net
     assets, net of reimbursement ....................           (.48%)*     (2.40%)*
Portfolio turnover rate ..............................         234.38%       78.46%



*  Annualized
** Based on net asset value per share




     The accompanying notes are an integral part of these financial statements.

                            AMERINDO TECHNOLOGY FUND
                       FINANCIAL HIGHLIGHTS CLASS D SHARES
             (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                           FOR THE PERIOD
                                            FOR THE SIX                                   OCTOBER 29, 1996
                                            MONTHS ENDED        FOR THE      FOR THE      (COMMENCEMENT OF
                                           JUNE 30, 1999       YEAR ENDED   YEAR ENDED    OPERATIONS) THROUGH
                                            (UNAUDITED)       DECEMBER 31,  DECEMBER 31,     DECEMBER 31,
                                                                  1998          1997             1996
                                           -------------------------------------------------------------------



Net asset value, beginning of period .....   $   13.61        $    7.37      $    9.00      $   10.00
                                             ---------        ---------      ---------      ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ......................       (0.06)           (0.20)         (0.16)         (0.04)
Net realized and unrealized gain (loss) on
      investments ........................       16.09             6.44          (1.47)         (0.96)
                                             ---------        ---------      ---------      ---------
Total from investment operations .........       16.03             6.24          (1.63)         (1.00)
                                             ---------        ---------      ---------      ---------

LESS DISTRIBUTIONS:
Dividends from net investment income .....        0.00             0.00           0.00           0.00
Distributions from realized gains from
     security transactions ...............        0.00             0.00           0.00           0.00
                                             ---------        ---------      ---------      ---------
Total distributions ......................        0.00             0.00           0.00           0.00
                                             ---------        ---------      ---------      ---------
Net asset value, end of period ...........   $   29.64        $   13.61      $    7.37      $    9.00
                                             =========        =========      =========      =========
Total return** ...........................      117.78%           84.67%        (18.11%)       (10.00%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ..      $ 172,141        $  64,194      $  40,191      $  34,210
Ratio of expenses to average net assets ..        2.44%*           2.75%          2.83%          3.82%*
Ratio of expenses to average net assets,
     net of reimbursement ................        2.25%*           2.25%          2.25%          2.25%*
Ratio of net investment loss to
     average net assets ..................        (.72%)*         (2.72%)        (2.83%)        (3.82%)
*Ratio of net investment loss to average
     net assets, net of reimbursement ....        (.52%)*         (2.21%)        (2.25%)        (2.25%)*
Portfolio turnover rate ..................      234.38%           78.46%        355.21%          0.00%

*  Annualized
** Based on net asset value per share



     The accompanying notes are an integral part of these financial statements.

                            YEAR 2000 INVESTOR UPDATE


You have probably already heard about the Year 2000 problem, which is also referred to as Y2K or the Millennium Bug. The problem is simple to understand:
Until recently, many computer systems recognized only two digits for the year, such as "99" for 1999. This practice began when computers were in their infancy and computer memory was limited and expensive. If left "unfixed", the two digit year could compromise computer systems by failing to recognize "00" for 2000 rather than 1900.

Amerindo understands that, as an investor, you have concerns about the transition to the Year 2000. Like other mutual funds, businesses, and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000. For example, interest rates, fees, and return calculations could be wrong, initiating the start date from 1900 instead of 2000.


WHAT IS THE AMERINDO TECHNOLOGY FUND DOING ABOUT THE YEAR 2000 PROBLEM?

We are taking this issue very seriously and have taken steps to assure seamless processing for all systems and applications utilized by the Fund's service providers. Our goal is to ensure a smooth and uneventful transition into the new millennium and to that end the Fund has been working, for some time, to prepare for the Year 2000 transition.

To deal with the Year 2000, we have committed resources to review, evaluate, and determine if all the Fund's service providers' computer systems meet Year 2000 compliance standards. For mission critical service providers, we have requested and received information regarding their efforts in adjusting for the Year 2000 transition. We have also sought and received assurances from each service provider that computer systems used in providing services to the Fund have been modified to achieve Year 2000 compliance. Be assured that we are continuing to monitor the progress of these service providers with respect to the testing of modified systems and that we have sought and received assurances that such testing confirms Year 2000 compliance.

An additional Year 2000 consideration is the readiness of the companies in which the Fund has invested. The Year 2000, like any other market influence, could quite possibly impact fund performance: The impact could as easily be positive (a company that benefits due to its preparedness) as negative (a company that suffers from lack of preparedness). The investment advisor to the Fund does consider Year 2000, like any other factor, in making investment decisions.

While we have received such assurances, the Fund and its shareholders may experience losses if these assurances prove to be incorrect. Losses could also arise as a result of Year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as the custodian, banks, broker-dealers or others with which the Fund does business. It is important to understand that the Fund cannot warrant or guarantee the compliance of any third party.



             The information contained in this document constitutes
          "Year 2000 Readiness Disclosures" within the meaning of the Year 2000 Information and Readiness Disclosure Act, PL 105-271 1998 S 2392.

WHAT CAN YOU DO TO PREPARE FOR THE YEAR 2000?

At the Amerindo Technology Fund, safeguarding your fund assets is our business and that is why we have taken a proactive approach to the Year 2000. In the event that there are any disruptions due to the Year 2000 we are providing you with the following checklist to help you manage your investments.


     MAINTAIN YOUR RECORDS -- Most likely you already keep records of confirmation and statements for tax purposes and to guard against errors that can sometimes occur in the normal course of a transaction. If you do not already have a systematized or orderly way to keep your records, this is the time to begi., Your detailed records can help you spot potential errors.

     MAINTAIN YOUR LONG-TERM INVESTMENT PLAN -- The market experiences gains or losses for numerous reasons: The Year 2000 may or may not be one of them. Historically, attempts to anticipate the market, known as "market timing", are rarely successful over time. Developing and maintaining a long-term investment plan has usually proven to be the most prudent strategy to follow.

     CHECK YOUR OWN PC -- Many investors manage their investments on their personal computers or on-line. If this is the case, you should take steps to ensure that your personal computer and any software you use are Year 2000 compliant. Most major computer equipment and softwar e manufacturers have information on their web sites regarding compliance. It is also possible to purchase software to analyze your hardware and software for Year 2000 compliance.


     SIGN UP FOR ELECTRONIC ACCESS -- At the end of 1999 and the beginning of 2000, there may be a spike in telephone volume. You may find it more convenient to access accounts or submit any questions electronically. To ensure success, it would be wise to establish automated telephone or on-line services before the end of this year.


     OBTAIN MORE INFORMATION -- Most mutual fund companies and other financial institutions such as banks are actively communicating with their clients. If you have not received appropriate communication on Year 2000 you should request it. You can also obtain additional information on the Year 2000 at the U.S. Securities and Exchange Commission's web site (www.sec.gov) or from The Investment Company Institute, the national mutual fund trade association's web site (www.ici.org).

     IN CASE OF ERROR -- Shareholders who believe that an error has occurred should immediately contact the Amerindo Technology Fund at:



                           1-888-TECH FUND (832-4386).
                                www.amerindo.com

AMERINDO INVESTMENT ADVISORS INC. SERVES AS INVESTMENT ADVISOR FOR THE AMERINDO TECHNOLOGY FUND. THE AMERINDO TECHNOLOGY FUND IS DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., OAKS, PA 19456. SEI INVESTMENTS DISTRIBUTION CO. IS NOT AFFILIATED WITH THE INVESTMENT ADVISOR.

The information contained in this document constitutes
          "Year 2000 Readiness Disclosures" within the meaning of the Year 2000 Information and Readiness Disclosure Act, PL 105-271 1998 S 2392.

INVESTMENT ADVISOR
Amerindo Investment Advisors Inc.
San Francisco, California/New York, New York

ADMINISTRATOR AND
TRANSFER AND DIVIDEND AGENT
American Data Services, Inc.
Hauppauge, New York

DISTRIBUTOR
ADS Distributors, Inc.
Hauppauge, New York

CUSTODIAN
The Northern Trust Company
Chicago, Illinois

LEGAL COUNSEL
Battle Fowler LLP
New York, New York

INDEPENDENT AUDITORS
Morrison, Brown, Argiz & Company
Miami, Florida


1-888-TECH FUND
www.amerindo.com